Fidelity National Information Services, Inc.
Supplemental Financial Schedules
February 12, 2019

Exhibit 99.2

Supplemental Financial Data

Historically, FIS has excluded the cost of amortization of purchase accounting intangibles from the calculation of its Adjusted Net Earnings and Adjusted Net Earnings Per Share non-GAAP measures (the “Prior Method”). In response to a recent comment letter from the staff of the U.S. Securities and Exchange Commission (“SEC”), FIS agreed that in the future it would exclude all depreciation and amortization, and not only amortization of purchase accounting intangibles, from those non-GAAP measures (the “New Method”).

Due to the change described above, FIS management desires to furnish investors with the additional information set forth herein to provide a transition from the Prior Method to the New Method. The purpose of the schedules included in this Exhibit 99.2 is to recalculate certain non-GAAP measures of the Company’s financial performance (specifically, adjusted net earnings and adjusted net earnings per share) taking into account the change noted above, for each of the three months ended March 31, June 30, and September 30, 2018. The Company is providing a reconciliation between the two presentation methodologies to ease the understanding of the change for investors. The content of these schedules is as follows:

•
Exhibit A recasts the Company's supplemental GAAP to non-GAAP reconciliations to reflect the elimination of all depreciation and amortization (New Method) and also includes a reconciliation between the New Method and Prior Method

•	Exhibit B provides the Company's supplemental GAAP to non-GAAP reconciliations (Prior Method)

This Exhibit 99.2 contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP measures provide information that may be useful in understanding its results of operations. FIS’ management uses these non-GAAP measures in part to assess the Company’s performance. Therefore, management believes these non-GAAP measures to be relevant and useful information for investors. These non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP. In addition, the Company’s non-GAAP measures may be calculated differently from similarly titled measures of other companies.

Exhibit Index

Exhibit A	Supplemental GAAP to Non-GAAP Reconciliations - Unaudited for the three months ended March 31, June 30, and September 30, 2018 (New Method) and reconciliation of Prior Method to New Method

Exhibit B	Supplemental GAAP to Non-GAAP Reconciliations - Unaudited for the three months ended March 31, June 30, and September 30, 2018 (Prior Method)

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(NEW METHOD)
(In millions, except per share amounts)

Exhibit A

	Three months ended
	March 31,	June 30,	September 30,
	2018	2018	2018

Earnings before income taxes and equity method investment earnings (loss)	$225	$276	$204
Provision (benefit) for income taxes	34	51	37
Equity method investment earnings (loss)	(1)	(7)	(4)
Net (earnings) loss attributable to noncontrolling interest	(8)	(6)	(9)
Net earnings attributable to FIS common stockholders	182	212	154
FIS non-GAAP adjustments:
Depreciation and amortization (1a)	352	354	354
Acquisition, integration and other costs (2)	57	49	16
Asset impairments (3)	—	—	95
Acquisition deferred revenue adjustment (4)	2	1	1
Loss (gain) on sale of businesses and investments (5)	(3)	1	54
Debt financing activities (6)	—	1	—
Equity method investment earnings (loss) (7)	—	7	4
Provision for income taxes on non-GAAP adjustments	(90)	(81)	(99)
Total non-GAAP adjustments	318	332	425
Adjusted net earnings, net of tax	$500	$544	$579

Net earnings per share - diluted attributable to FIS common stockholders	$0.54	$0.64	$0.47
FIS non-GAAP adjustments:
Depreciation and amortization (1a)	1.05	1.06	1.07
Acquisition, integration and other costs (2)	0.17	0.15	0.05
Asset impairments (3)	—	—	0.29
Acquisition deferred revenue adjustment (4)	0.01	—	—
Loss (gain) on sale of businesses and investments (5)	(0.01)	—	0.16
Debt financing activities (6)	—	—	—
Equity method investment earnings (loss) (7)	—	0.02	0.01
Provision for income taxes on non-GAAP adjustments	(0.27)	(0.24)	(0.30)
Adjusted net earnings per share - diluted attributable to FIS common stockholders	$1.50	$1.63	$1.75

Weighted average shares outstanding-diluted	334	333	331

(1a)
This item represents the impact of depreciation and amortization expense. The Company has excluded the impact of depreciation of fixed assets and amortization of intangibles as such amounts can be significantly impacted by the timing and/or size of acquisitions. Although the Company excludes these amounts from its non-GAAP expenses, the Company believes that it is important for investors to understand that such tangible and intangible assets contribute to revenue generation. Depreciation and amortization of assets, including those that relate to past acquisitions, will recur in future periods until such assets have been fully depreciated or amortized. Any future acquisitions may result in the depreciation and/or amortization of future assets. Within the depreciation and amortization item, $169, $169 and $173 for the three months ended March 31, June 30, and September 30, 2018, respectively, consist of depreciation and amortization of non-purchase accounting assets. The tax effects related to depreciation and amortization of non-purchase accounting assets are $32, $33 and $32 for the three months ended March 31, June 30, and September 30, 2018, respectively.

Amounts in table may not sum or calculate due to rounding.

See notes to Exhibits A and B.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(RECONCILIATION OF PRIOR METHOD TO NEW METHOD)
(In millions, except per share amounts)

Exhibit A (continued)

	Three months ended
	March 31,	June 30,	September 30,
	2018	2018	2018
Reconciliation of adjusted net earnings:
Adjusted net earnings, net of tax (Prior Method)	$363	$408	$438
Plus: depreciation and amortization of non-purchase accounting assets (1a)	169	169	173
Less: tax on depreciation and amortization of non-purchase accounting assets (1a)	32	33	32
Adjusted net earnings, net of tax (New Method)	$500	$544	$579

	Three months ended
	March 31,	June 30,	September 30,
	2018	2018	2018
Reconciliation of adjusted net earnings per share - diluted attributable to FIS common stockholders:
Adjusted net earnings per share - diluted attributable to FIS common stockholders (Prior Method)	$1.09	$1.23	$1.33
Plus: depreciation and amortization of non-purchase accounting assets (1a)	0.51	0.51	0.52
Less: tax on depreciation and amortization of non-purchase accounting assets (1a)	0.10	0.10	0.10
Adjusted net earnings per share - diluted attributable to FIS common stockholders (New Method)	$1.50	$1.63	$1.75

Amounts in table may not sum or calculate due to rounding.

See notes to Exhibits A and B.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(PRIOR METHOD)
(In millions, except per share amounts)

Exhibit B

	Three months ended
	March 31,	June 30,	September 30,
	2018	2018	2018

Earnings before income taxes and equity method investment earnings (loss)	$225	$276	$204
Provision (benefit) for income taxes	34	51	37
Equity method investment earnings (loss)	(1)	(7)	(4)
Net (earnings) loss attributable to noncontrolling interest	(8)	(6)	(9)
Net earnings attributable to FIS common stockholders	182	212	154
FIS non-GAAP adjustments:
Purchase accounting amortization (1b)	183	185	181
Acquisition, integration and other costs (2)	57	49	16
Asset impairments (3)	—	—	95
Acquisition deferred revenue adjustment (4)	2	1	1
Loss (gain) on sale of businesses and investments (5)	(3)	1	54
Debt financing activities (6)	—	1	—
Equity method investment earnings (loss) (7)	—	7	4
Provision for income taxes on non-GAAP adjustments	(58)	(48)	(67)
Total non-GAAP adjustments	181	196	284
Adjusted net earnings, net of tax	$363	$408	$438

Net earnings per share - diluted attributable to FIS common stockholders	$0.54	$0.64	$0.47
FIS non-GAAP adjustments:
Purchase accounting amortization (1b)	0.55	0.56	0.55
Acquisition, integration and other costs (2)	0.17	0.15	0.05
Asset impairments (3)	—	—	0.29
Acquisition deferred revenue adjustment (4)	0.01	—	—
Loss (gain) on sale of businesses and investments (5)	(0.01)	—	0.16
Debt financing activities (6)	—	—	—
Equity method investment earnings (loss) (7)	—	0.02	0.01
Provision for income taxes on non-GAAP adjustments	(0.17)	(0.14)	(0.20)
Adjusted net earnings per share - diluted attributable to FIS common stockholders	$1.09	$1.23	$1.33

Weighted average shares outstanding-diluted	334	333	331

Amounts in table may not sum or calculate due to rounding.

See notes to Exhibits A and B.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATIONS — UNAUDITED
(NEW METHOD)
(In millions, except per share amounts)

Notes to Unaudited - Supplemental GAAP to Non-GAAP Reconciliations for the three months ended March 31, June 30, and September 30, 2018.

The adjustments are as follows:

(1a)
This item represents the impact of depreciation and amortization expense. The Company has excluded the impact of depreciation of fixed assets and amortization of intangibles as such amounts can be significantly impacted by the timing and/or size of acquisitions. Although the Company excludes these amounts from its non-GAAP expenses, the Company believes that it is important for investors to understand that such tangible and intangible assets contribute to revenue generation. Depreciation and amortization of assets, including those that relate to past acquisitions, will recur in future periods until such assets have been fully depreciated or amortized. Any future acquisitions may result in the depreciation and/or amortization of future assets. Within the depreciation and amortization item, $169, $169 and $173 for the three months ended March 31, June 30, and September 30, 2018, respectively, consist of depreciation and amortization of non-purchase accounting assets. The tax effects related to depreciation and amortization of non-purchase accounting assets are $32, $33 and $32 for the three months ended March 31, June 30, and September 30, 2018, respectively.

(1b)
This item represents purchase price amortization expense on all intangible assets acquired through various Company acquisitions, including customer relationships, contract value, trademarks and tradenames, non-compete agreements and incremental amortization associated with purchase price adjustments to technology assets acquired.

(2)
This item represents acquisition and integration costs primarily related to the SunGard acquisition, and certain other costs including those associated with data center consolidation activities of $9 million in the third quarter of 2018.

(3)
This item represents asset impairments for assets held for sale prior to being transferred to Banco Bradesco upon closing of the agreement to unwind the Brazilian Venture as well as impairments of the goodwill and contract intangible asset associated with the Brazilian Venture.

(4)
This item represents the impact of the purchase accounting adjustment to reduce SunGard's deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by SunGard under GAAP if the acquisition had not occurred, but was not recognized due to GAAP purchase accounting requirements.

(5)	This item represents the net pre-tax loss (gain) on sale of businesses and investments during the first, second and third quarters of 2018.

(6)
This item represents the write-off of certain previously capitalized debt issuance costs and the payment of a bond premium associated with the early redemption of our senior notes due October 2018 during June 2018.

(7)
This item represents our equity method investment earnings or loss. This is predominantly due to our equity ownership interest in Cardinal Holdings, LP and represents our portion of non-cash earnings or loss for the period presented.

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